United States of America
Federal Communications Commission
RADIO STATION AUTHORIZATION
 Commercial Mobile Radio Services
Personal Communications Service - Broadband
21st CENTURY BIDDING CORP.   Call Sign: KNLG265
4665 MACARTHUR COURT, SUITE lOOC  Market: B047
PHILIP J. CHASMAR  BLOOMINGTON-BEDFORD, IN
NEWPORT BEACH, CA 92660 Channel Block: D
Filing Number: 00181-CW-L-97



The licensee hereof is authorized, for the period
indicated, to construct and operate radio transmitting
facilities in accordance with the terms and conditions
hereinafter described. This authorization is subject to the
provisions of the Communications Act of 1934, as amended,
subsequent Acts of Congress, international treaties and
agreements to which the United States is a signatory, and
all pertinent rules and regulations of the Federal
Communications Commission, contained in the Title 47 of the
U.S. Code of Federal Regulations.
    Initial Grant Date  April 28, 1997
    Five Year Build Out Date April 28, 2002
    Expiration Date     April 28, 2007
CONDITIONS:
Pursuant to Section 309(h) of the Communications Act of
1934, as amended, (47 U.S.C. 309(h)), this license is
subject to the following conditions; This license does not
vest in the licensee any right to operate a station nor any
right in the use of frequencies beyond the term thereof nor
in any other manner than authorized herein. Neither this
license nor the right granted thereunder shall be assigned
or otherwise transferred in violation of the Communications
Act of 1934. as amended (47 U.S.C. 151. et seq.). This
license is subject in terms to the right of use or control
conferred by Section 706 of the Communications Act of 1934,
as amended (47 U.S.C. 606).
(Conditions continued on Page 2)
WAIVERS:
No waivers associated with this authorization.
Issue Date: April 28, 1997   FCC Form 463B

Page 1 of 2   April 1997



This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.
This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1. Issue Date: April 28, 1997
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Issue Date: April 28, 1997
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